TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Growth Equity Fund	Small-Cap Value Index Fund
Growth & Income Fund	Small-Cap Blend Index Fund
International Equity Fund	International Equity Index Fund
Large-Cap Value Fund	Social Choice Equity Fund
Mid-Cap Growth Fund	Real Estate Securities Fund
Mid-Cap Value Fund	Bond Fund
Small-Cap Equity Fund	Inflation-Linked Bond Fund
Large-Cap Growth Index Fund	Money Market Fund
Large-Cap Value Index Fund	Lifecycle Fund—2010 Fund
Equity Index Fund	Lifecycle Fund—2015 Fund
S&P 500 Index Fund	Lifecycle Fund—2020 Fund
Mid-Cap Growth Index Fund	Lifecycle Fund—2025 Fund
Mid-Cap Value Index Fund	Lifecycle Fund—2030 Fund
Mid-Cap Blend Index Fund	Lifecycle Fund—2035 Fund

Supplement to the Prospectuses
dated February 1, 2005 and October 15, 2004 (Lifecycle Funds)

    On May 17, 2005, the Board of Trustees of TIAA-CREF Institutional Mutual Funds (the “Institutional Funds”) unanimously approved a new investment management agreement with Teachers Advisors, Inc. for the investment management of all of the series of Institutional Funds. The new agreement must be approved by Fund shareholders before it goes into effect.

    The purpose of the new investment management agreement is to restructure the pricing and the provision of services under the agreement, which will result in, among other things, an increase in advisory fees for those Institutional Funds that are not index funds or lifecycle funds. Teachers Advisors designed this new agreement to provide a more sustainable fee and expense structure for the Institutional Funds, in light of escalating costs, while maintaining overall expenses at levels competitive with the low cost providers in the industry.

    A special meeting of shareholders of each Fund to vote on the new agreement will be scheduled on or about August 18, 2005 for shareholders of record of each Fund as of May 31, 2005. Unless and until the new agreement is approved, the advisory fee rate and services described in the Institutional Funds’ current prospectuses will continue to apply. The Board also has approved other items for action at this meeting, including the proposed adoption of a distribution plan for Retail Class shares of the Funds, the election of trustees and the ratification of auditors.

    Shareholders eligible to vote will receive a proxy statement and other materials within the next several weeks with more detailed information about the new investment management agreement and the other items to be voted upon at the special meeting of shareholders.

THIS SUPPLEMENT IS DATED MAY 31, 2005.

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